UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016 (April 25, 2016)

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On April 29, 2016, AbbVie Inc. (“AbbVie”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Stemcentrx, Inc., a Delaware corporation (“Stemcentrx”), Sirius Sonoma Corporation, a Delaware corporation and wholly owned subsidiary of AbbVie (“Merger Sub 1”), Sirius Sonoma LLC, a Delaware limited liability company and wholly owned subsidiary of AbbVie (“Merger Sub 2”) and, for certain purposes described in the Merger Agreement, Fertile Valley LLC, a Delaware limited liability company, pursuant to which Stemcentrx will be acquired by AbbVie.

AbbVie hereby amends its Initial Form 8-K in this Current Report on Form 8-K/A in order to include the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  Portions of Exhibit 2.1 have been omitted pursuant to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K/A to provide investors and securityholders with information regarding its terms.  It is not intended to provide any other factual information about AbbVie, Stemcentrx, Merger Sub 1 or Merger Sub 2 or to modify or supplement any factual disclosures about AbbVie in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Merger Agreement includes representations, warranties and covenants of AbbVie, Stemcentrx, Merger Sub 1 and Merger Sub 2 made solely for the purpose of the Merger Agreement and solely for the benefit of the other parties thereto in connection with the negotiated terms of the Merger Agreement.  Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of AbbVie, Stemcentrx, Merger Sub 1 or Merger Sub 2, or any of their respective subsidiaries or affiliates.  Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
2.1* †

Agreement and Plan of Merger, dated as of April 25, 2016, by and among Stemcentrx, Inc., AbbVie Inc., Sirius Sonoma Corporation, Sirius Sonoma LLC and, solely for the purposes set forth therein, Fertile Valley LLC.

*     Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.

†     All schedules (and similar attachments) to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  AbbVie hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 6, 2016	By:	/s/ William J. Chase
Name: William J. Chase
Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1* †

Agreement and Plan of Merger, dated as of April 25, 2016, by and among Stemcentrx, Inc., AbbVie Inc., Sirius Sonoma Corporation, Sirius Sonoma LLC and, solely for the purposes set forth therein, Fertile Valley LLC.

*           Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.

†           All schedules (and similar attachments) to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  AbbVie hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC.